                                  EXHIBIT 99.1

                              Financial Statements
                    eFed, a Division of Electric Press, Inc.
                     Years ended December 31, 1998 and 1997
                       with Report of Independent Auditors

                         Report of Independent Auditors
Board of Directors
Electric Press, Inc.

We have audited the accompanying balance sheets of eFed, a Division of Electric Press, Inc. as of December 31, 1998 and 1997, and the related statements of operations, divisional equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Division's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of eFed, a Division of Electric Press, Inc. at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                              /s/ Ernst & Young LLP

September 2, 1999

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                    eFed, a Division of Electric Press, Inc.
                                 Balance Sheets


                                                              DECEMBER 31,
                                                            1998         1997
                                                          --------     --------
ASSETS
Current assets:
   Accounts receivable, net of allowance for doubtful
        accounts of $22,235 and $0 at December 31,
        1998 and 1997, respectively                       $305,657     $ 65,000
   Prepaid expenses                                         23,017            -
                                                          --------     --------
Total current assets                                       328,674       65,000

Furniture, fixtures and equipment, at cost:
   Computer equipment                                       77,593       77,593
   Leasehold improvements                                   46,246            -
   Office furniture                                          1,163            -
   Computer software                                         6,359        6,359
                                                          --------     --------
                                                           131,361       83,592

Less: Accumulated depreciation                              48,169       19,501
                                                          --------     --------
   Net furniture, fixtures and equipment                    83,192       64,451

Capitalized software, net of accumulated
   amortization of $65,562 and $0 at December 31,
     1998 and 1997, respectively                           202,151      187,144

Other assets                                                10,813            -
                                                          --------     --------
         Total assets                                     $624,830     $316,595
                                                          ========     ========



                                                                              DECEMBER 31,
                                                                           1998          1997
                                                                        ---------     ---------
LIABILITIES AND DIVISIONAL EQUITY (DEFICIT)
Current liabilities:
   Accounts payable                                                     $  63,975     $   5,131
   Accrued expenses                                                        45,000             -
   Line of credit                                                          36,288        12,036
   Current portion of long-term debt                                       10,040        10,040
   Deferred revenue                                                        33,075             -
   Due to affiliate                                                       268,885       399,065
                                                                        ---------     ---------
         Total current liabilities                                        457,263       426,272

Long-term debt, net of current portion                                      3,078        13,105

Commitments (Note 4)

Divisional equity (deficit):
   Retained earnings (deficit)                                            164,489      (122,782)
                                                                        ---------     ---------
         Total divisional equity (deficit)                                164,489      (122,782)


                                                                        ---------     ---------
                  Total liabilities and divisional equity (deficit)     $ 624,830     $ 316,595
                                                                        =========     =========


See accompanying notes.

                    eFed, a Division of Electric Press, Inc.
                            Statements of Operations




                                                 YEARS ENDED
                                                 DECEMBER 31,
                                            1998              1997
                                         -----------      -----------

Revenue                                  $ 1,644,796      $    92,975
Costs of revenue                            (389,730)         (18,276)
Amortization of capitalized software         (65,562)               -
                                         -----------      -----------
Gross profit                               1,189,504           74,699

Operating expenses:
   Selling and marketing                     353,017           97,801
   General and administrative                508,443           16,891
   Research and development                    6,857           59,992
   Depreciation                               28,668           19,501
                                         -----------      -----------
Total operating expenses                     896,985          194,185
                                         -----------      -----------
Operating income (loss)                      292,519         (119,486)
   Interest expense                            5,248            3,296
                                         -----------      -----------

Net income (loss)                        $   287,271      $  (122,782)
                                         ===========      ===========


See accompanying notes.

                    eFed, a Division of Electric Press, Inc.
                    Statements of Divisional Equity (Deficit)


                                              Retained
                                              Earnings
                                              (Deficit)        Total
                                             -------------------------
Balance at December 31, 1996                 $       -      $       -
   Net loss for the period                    (122,782)      (122,782)
                                             ---------      ---------
Balance at December 31, 1997                  (122,782)      (122,782)
   Net income for the period                   287,271        287,271
                                             ---------      ---------
Balance at December 31, 1998                 $ 164,489      $ 164,489
                                             =========      =========


See accompanying notes.

                    eFed, a Division of Electric Press, Inc.
                            Statements of Cash Flows


                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                             1998            1997
                                                           ---------      ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                          $ 287,271      $(122,782)
Adjustments to reconcile net income (loss) to net cash
   provided by operating activities:
     Depreciation                                             28,668         19,501
     Amortization of capitalized software                     65,562              -
     Provision for doubtful accounts                          22,235              -
     Changes in operating assets and liabilities:
       Accounts receivable                                  (262,892)       (65,000)
       Prepaid expenses                                      (23,017)             -
       Other assets                                          (10,813)             -
       Accounts payable                                       58,844          5,131
       Accrued expenses                                       45,000              -
       Deferred revenue                                       33,075              -
       Due to affiliate                                     (130,180)       398,705
                                                           ---------      ---------
Net cash provided by operating activities                    113,753        235,555

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of furniture, fixtures and equipment                (47,409)       (83,592)
Capitalized software                                         (80,569)      (187,144)
                                                           ---------      ---------
Net cash used in investing activities                       (127,978)      (270,736)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from line of credit, net                             24,252         12,036
Proceeds on long-term debt                                         -         40,162
Payments on long-term debt                                   (10,027)       (17,017)
                                                           ---------      ---------
Net cash provided by financing activities                     14,225         35,181
                                                           ---------      ---------

Net change in cash                                                 -              -
Cash at beginning of year                                          -              -
                                                           ---------      ---------
Cash at end of year                                        $       -      $       -
                                                           =========      =========


See accompanying notes.

                    eFed, a Division of Electric Press, Inc.
                          Notes to Financial Statements
                           December 31, 1998 and 1997

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION

eFed, a Division of Electric Press, Inc. (the "Division") provides Internet eCommerce business solutions for government procurement. The accompanying financial statements have been prepared on a divisional basis, and accordingly, certain allocations have been made regarding overhead expenses. In the opinion of management, these allocations are reasonable and represent the overhead expenses attributable to the Division for the periods presented. For the year ended December 31, 1998, these allocations were made based on the amount of direct labor costs incurred by the Division in relation to direct labor costs incurred by Electric Press, Inc. For the year ended December 31, 1997, these allocations were based on direct and indirect costs incurred by the Division in relation to total direct and indirect costs incurred by Electric Press, Inc.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FURNITURE, FIXTURES AND EQUIPMENT

Furniture, fixtures and equipment are stated at cost and are depreciated using the straight-line method over three to ten years. Leasehold improvements are recorded at cost and amortized using the straight-line method over the life of the lease.

CAPITALIZED SOFTWARE

Capitalized software is stated at cost. Amortization of capitalized software is computed on the straight-line basis over three years.

REVENUE RECOGNITION

The Division recognizes revenue from sales of its products upon delivery and passage of title to the customer. Revenue is recognized provided that no significant obligations remain and that collection of the resulting receivable is probable. Where agreements provide for evaluation or customer acceptance, the Company recognizes revenue upon the completion of the evaluation process and acceptance of the product by the customer.

DEFERRED REVENUE

Deferred revenue consists of amounts received from customers in advance of the date services are rendered.

INCOME TAXES

The stockholders of Electric Press, Inc. have elected to be treated as an S corporation under the Internal Revenue Code, whereby income and losses are reported on the stockholders' individual tax returns. Accordingly, no provision for income taxes is included in the accompanying financial statements of the Division.

FINANCIAL INSTRUMENTS

The Division considers the recorded value of its financial assets and liabilities to approximate the fair value of the respective assets and liabilities at December 31, 1998 and 1997. For accounts receivable, the Division performs ongoing credit evaluations of its customers' financial condition and generally does not require collateral. The Division maintains reserves for credit losses which, historically, have been within management's expectations.

2. LINE OF CREDIT

Electric Press, Inc. has a line of credit agreement with a bank. The total amount available under the agreement was $750,000 in 1998 and $200,000 in 1997. The line of credit is secured by a blanket lien on all of the Division's assets and by deeds of trust on the personal residences of the majority stockholders of Electric Press, Inc.The line of credit is also guaranteed by the majority stockholders and their spouses of Electric Press, Inc. Interest is payable monthly at prime plus 1.5% on the outstanding balance. A commitment fee of 1% is due on any unused portion of the line of credit. The entire balance is due upon demand. The outstanding balance related to the Division at December 31, 1998 and 1997 was $36,288 and $12,036, respectively.

3. LONG-TERM DEBT

Long-term debt consists on the following:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                          1998         1997
                                                     ---------------------------

Note payable to a bank, secured by a blanket lien
on the Division's assets and deeds of trust on the
Electric Press, Inc. majority stockholders'
personal residences, and personally guaranteed by
the Electric Press, Inc. majority stockholders and
their spouses. The note is payable in monthly
installments of $1,201, plus interest at prime
plus 1.5%, final payment due March 2000.               $  8,288       $ 14,918


Note payable to a bank, secured by a blanket lien
on all the Division's assets and deeds of trust on
the Electric Press, Inc. majority stockholders'
personal residences, and personally guaranteed by
the Electric Press, Inc. majority stockholders and
their spouses. The note is payable in monthly
installments of $917, plus interest at prime plus
1.5%, final payment due May 2000.                         4,830          8,227
                                                     ---------------------------
       Total                                             13,118         23,145
       Less current portion                              10,040         10,040
                                                     ---------------------------
                                                       $  3,078       $ 13,105
                                                     ===========================

At December 31, 1998, the scheduled future principal maturities of long-term debt is as follows:



         Year Ending
         December 31,                                       Amount
         ------------                                  ---------------
         1999                                               $10,040
         2000                                                 3,078
                                                       ---------------
            Total                                           $13,118
                                                       ===============

4. LEASES

Electric Press, Inc. is obligated, as lessee and sublessee, under noncancellable operating leases for office space, which expire on various dates through May 2002. In addition, Electric Press, Inc. is obligated, on a pro rata basis, for annual increases in operating expenses and real estate taxes incurred by the landlord.

Electric Press, Inc. has entered into operating leases as lessee for office furniture and equipment. The leases expire between March 1999 and May 2002.

The Division's share of rental expense under all operating leases for the years ended December 31, 1998 and 1997 was $89,294 and $2,283, respectively.

At December 31, 1998, the future minimum lease payment required under operating leases related to the Division are as follows:

         Year Ending              Office       Furniture and
         December 31,             space           equipment           Total
         ------------        --------------------------------------------------
             1999                $131,174          $124,816          $255,990
             2000                 134,580            68,034           202,614
             2001                 138,618            19,080           157,698
             2002                  58,610            15,900            74,510
                             --------------------------------------------------
             Total               $462,982          $227,830          $690,812
                             ==================================================

5. RETIREMENT PLAN

Effective January 1, 1997, Electric Press, Inc. adopted a 401(k) retirement plan (the Plan) that is available to substantially all employees of the Company. The Plan permits employee contributions based upon percentages of compensation that may not exceed certain amounts as provided by the Internal Revenue Code. The Plan permits the employer to make matching contributions (which are discretionary) that are equal to a percentage of the amount each employee contributes. The percentage is determined each year by the Company. Additional discretionary contributions may be made annually. For the years ended December 31, 1998 and 1997, the matching contribution attributable to the Division was $13,133 and $5,406, respectively, and was charged to expense.

6. RELATED PARTY TRANSACTIONS

As of December 31, 1998 and 1997, the Division had recorded a due to affiliate of $268,885 and $399,065, respectively. This due to affiliate is payable to Electric Press, Inc. and represents costs incurred by the Division and paid for by Electric Press, Inc.

7. SUBSEQUENT EVENT

In August 1999, Electric Press, Inc. signed a letter of intent with National Information Consortium (NIC), whereby NIC would acquire all assets of the Division. As consideration, NIC shall deliver to Electric Press, Inc. $15 million in cash and 606,000 shares of NIC common stock. In addition, NIC will be required to either issue additional shares of common stock or pay additional equivalent cash during an earn-out period through March 31, 2004. The sale of the Division is expected to close in September 1999.

8. YEAR 2000 (UNAUDITED)

The Division is aware of the implications associated with the "Year 2000" as it relates to software information systems and other outside implications on the Division's operations. The "Year 2000" is not expected to have a material impact on the Division's current information systems because current software is either already "Year 2000" compliant or required changes will be insignificant. Any required changes and expenses are to be completed by September 30, 1999. As a result, the Division does not anticipate that incremental expenditures to ensure that its information systems are "Year 2000" compliant will be material to the Division's liquidity, financial position or results of operations. Total costs incurred to date relative to the "Year 2000" have aggregated $15,600 and have been expensed as incurred by Electric Press, Inc. Future costs expected to be incurred are less than $10,500.

                             Financial Information
                    eFed, a Division of Electric Press, Inc.
             Period from January 1, 1999 to September 15, 1999 and
                    the nine months ended September 30, 1998

                                   (Unaudited)
                    eFed, a Division of Electric Press, Inc.
                              Statements of Income
                                   (Unaudited)



                                          PERIOD FROM
                                           JANUARY 1,      NINE MONTHS
                                            1999 TO          ENDED
                                         SEPTEMBER 15,    SEPTEMBER 30,
                                              1999            1998
                                         -------------    -------------
Revenue                                  $ 2,340,178      $ 1,244,221
Costs of revenue                            (540,630)        (262,884)
Amortization of capitalized software        (112,408)         (44,348)
                                         -----------      -----------
Gross profit                               1,687,140          936,989
Operating expenses:
   Selling and marketing                     518,553          161,432
   General and administrative                919,802          260,874
   Research and development                   24,010            6,856
   Depreciation                               18,828           21,503
                                         -----------      -----------
Total operating expenses                   1,481,193          450,665

                                         -----------      -----------
Operating income                             205,947          486,324

   Interest expense                           10,688            4,995

                                         -----------      -----------
Net income                               $   195,259      $   481,329
                                         ===========      ===========


See accompanying notes.

                    eFed, a division of Electric Press, Inc.
                            Statements of Cash Flows
                                   (Unaudited)


                                                     PERIOD FROM
                                                      JANUARY 1,    NINE MONTHS
                                                       1999 TO         ENDED
                                                     SEPTEMBER 15,   SEPTEMBER
                                                        1999         30, 1998
                                                      ---------      ---------

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                            $ 195,259      $ 481,329
Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
     Depreciation                                        18,828         21,503
     Amortization of capitalized software               112,408         44,348
     Changes in operating assets and liabilities:
       Accounts receivable                             (473,599)      (405,206)
       Unbilled receivables                            (125,295)             -
       Prepaid expenses                                  23,017              -
       Accounts payable                                 209,919          1,765
       Accrued expenses                                  (5,000)        60,000
       Due to affiliate                                 158,643       (107,332)
       Deferred revenue                                 (33,075)         9,000
                                                      ---------      ---------
Net cash provided by operating activities                81,105        105,407

CASH FLOWS FROM INVESTING ACTIVITIES
Capitalized software                                   (280,476)       (38,445)
Purchase of equipment                                         -        (47,409)
                                                      ---------      ---------
Net cash used in investing activities                  (280,476)       (85,854)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds (payment) from (on) line of credit, net        212,489        (12,036)
Payments on long-term debt                              (13,118)        (7,517)
                                                      ---------      ---------
Net cash provided (used in) by financing activities     199,371        (19,553)

Net change in cash                                            -              -
Cash at beginning of period                                   -              -
                                                      ---------      ---------
Cash at end of period                                 $       -      $       -
                                                      =========      =========



See accompanying notes.

                   eFed, a Division of Electric Press, Inc.
                        Notes to Financial Statements
              Period from January 1, 1999 to September 15, 1999
                 and the nine months ended September 30,1998

1. ORGANIZATION AND BASIS OF PRESENTATION

eFed, a division of Electric Press, Inc. (the Division) provides Internet eCommerce business solutions for government procurement. The accompanying financial statements have been prepared on a divisional basis, and accordingly, certain allocations have been made regarding overhead expenses. In the opinion of management, these allocations are reasonable and represent the overhead expenses attributable to the Division for the periods presented. These allocations were made based primarily on the amount of direct and indirect labor costs incurred by the Division in relation to direct and indirect costs incurred by Electric Press, Inc.

2. UNAUDITED INTERIM FINANCIAL INFORMATION

The interim financial information of the Division for the period from January 1, 1999 to September 15, 1999 and the nine months ended September 30, 1998 has been prepared by the management of Electric Press, Inc., without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles for complete financial statements have been condensed or omitted pursuant to such rules and regulations relating to interim financial statements. In the opinion of management, the accompanying unaudited interim financial information reflects all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the results of its operations and its cash flows for the period from January 1, 1999 to September 15, 1999 and the nine months ended September 30, 1998. Results of operations for the interim period ended September 15, 1999 are not necessarily indicative of the results expected for the full year.

3. SALE OF eFED

Effective September 15, 1999, National Information Consortium (NIC) acquired all assets of the Division. As consideration, NIC delivered to Electric Press, Inc. $15 million in cash and 606,000 shares of NIC common stock. In addition, NIC may be required to either issue additional shares of common stock or pay additional equivalent cash during an earn-out period through March 31, 2004.